Exhibit 23.2
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


         We consent to the incorporation by reference in this Registration Statement of Sepracor Inc. on Form S-8 relating to the 1998 Employee Stock Purchase Plan, of our report dated February 19, 1998, except as to the information in Note W for which the date is March 26, 1998, on our audits of the consolidated financial statements and financial statement schedule of Sepracor Inc.

                                                  /s/ PricewaterhouseCoopers LLP

                                                  PricewaterhouseCoopers LLP




Boston, Massachusetts
July 6, 1998